UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 7, 2025, VeeaSystems Inc., a Delaware corporation (“VeeaSystems”), a wholly owned subsidiary of Veea Inc., a Delaware corporation (the “Company”), entered into a certain Framework Agreement for the Licenses, Equipment and Services (the “Supply Agreement”) with RadioMovil Dipsa, S.A. De C.V. (“Telcel”), a Mexican wireless telecommunications company owned by América Móvil, effective August 7, 2025. The Supply Agreement was signed by the parties following the completion of an extensive certification and homologation process with Telcel; and the successful completion of trials with certain Telcel enterprise customers of the Company’s VeeaHub STAX®-5G product, incorporating Telcel SIM cards.

The Supply Agreement sets forth the general guidelines, terms and conditions that govern the solution implementation and marketing, as well as the provisioning of the services provided by VeeaSystems. Under the agreement, VeeaSystems will supply a comprehensive Platform-as-a-Service solution featuring 5G-based Fixed Wireless Access (FWA) through its VeeaHub STAX®-5G device, which incorporates 4G and 5G cellular connectivity, Wi-Fi 6 Access Point, IoT gateway, storage and Linux server capabilities to deliver connectivity with integrated AI-driven cybersecurity services, managed connectivity, and monitoring tools while capable of hosting applications on STAX-5G including third-party application. The parties have agreed to work together in the development of the marketing strategy, branding and promotion of VeeaSystems’s services to Telcel’s customers in Mexico. The Agreement provides for an initial term of three years and automatically renews for successive one-year terms, unless either party elects not to renew upon 90-day prior notice.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: August 7, 2025	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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